Independent Auditors' Consent

We consent to the use in this Pre-Effective Amendment No. 2 to the Registration Statement of Great-West Life & Annuity Insurance Company on Form N-4 of our report dated January 19, 1996, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
October 28, 1996